UNITED STATES
SECURITIES AND EXCHANGE COMMISSION	OMB APPROVAL OMB Number: 3235-0570 Expires: January 31, 2014 Estimated average burden hours per response: 20.6
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21078

PIMCO New York Municipal Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019

(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year end:	May 31, 2011

Date of reporting period:	May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report

May 31, 2011

PIMCO Municipal Income Fund II
PIMCO California Municipal Income Fund II
PIMCO New York Municipal Income Fund II

5.31.11 | PIMCO Municipal Income Funds II Annual Report  1

Dear Shareholder:

Municipal bond prices experienced volatility for much of the fiscal year ended May 31, 2011 although a solid rally in the latter portion of the reporting period suggested that the municipal market had righted itself.

Hans W. Kertess Chairman

Year in Review
For the fiscal year ended May 31, 2011:
•	PIMCO Municipal Income Fund II returned 1.38% on net asset value (“NAV”) and 1.30% on market price.

•	PIMCO California Municipal Income Fund II returned 0.50% on NAV and 7.53% on market price.

•	PIMCO New York Municipal Income Fund II returned 0.05% on NAV and 3.03% on market price.

Brian S. Shlissel President & CEO

Lackluster returns for municipal bonds can largely be tied to two events that occurred in the fall of 2010. With U.S. economic growth continuing at a less-than-robust pace, the Federal Reserve (the “Fed”) unveiled plans for a second round of “quantitative easing.” The plan, known as “QE2”, called for the purchase of up to $900 billion in U.S. Treasury securities, which the Fed hoped would push interest rates lower in an effort to spur economic activity. The Fed’s program, however, generally excluded Treasury bonds with longer maturities. Prices for long-term Treasuries declined, and municipal bonds whose prices closely correlate with Treasuries, fell as well.

Municipal bonds also struggled as the federal government’s “Build America Bonds” (“BAB”) program came to end on December 31, 2010. The BAB program, part of the Obama administration’s economic stimulus program, was designed to subsidize borrowing costs for state and local government municipal projects. After the November 2010 election, however, it became clear that the new Congress would not extend the BAB program. With just weeks before the program was due to expire, many state and city governments flooded the municipal market with BABs. Supply exceeded demand, causing municipal bond prices to fall.

The decline proved to be short-lived as in the first five months of 2011, the final months of the Funds’ fiscal year, 51% fewer municipal bonds came to market, according to Thomson Reuters. This lack of supply helped spark a municipal

2  PIMCO Municipal Income Funds II Annual Report | 5.31.11

bond rally, erasing much of the losses which occurred in November and December 2010.

The Road Ahead – and the Case for Municipal Bonds
The U.S. economy has now expanded for seven consecutive quarters, albeit at a modest pace. The Fed has forecast that growth should continue, but at a “frustratingly slow” rate. This will continue to challenge cash-strapped states, which face a collective $112 billion budget shortfall for fiscal year 2012.

The Bush-era tax cuts have been extended for two years and are scheduled to expire on December 31, 2012. While federal tax brackets will remain stable until then, budget pressures at all levels of government, federal, state and local, suggest that taxes will move higher over the long term. This in turn bodes well for municipal bonds, which offer considerable tax advantages for investors.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

5.31.11 | PIMCO Municipal Income Funds II Annual Report  3

PIMCO Municipal Income Funds II	Fund Insights
May 31, 2011 (unaudited)

•	For the fiscal year ended May 31, 2011, PIMCO Municipal Income Fund II returned 1.38% on net asset value (“NAV”) and 1.30% on market price.

•	For the fiscal year ended May 31, 2011, PIMCO California Municipal Income Fund II returned 0.50% on net asset value (“NAV”) and 7.53% on market price.

•	For the fiscal year ended May 31, 2011, PIMCO New York Municipal Income Fund II returned 0.05% on net asset value (“NAV”) and 3.03% on market price.

•

The municipal bond market experienced periods of heightened volatility during the fiscal year ended May 31, 2011. The overall municipal market (as measured by the Barclays Capital Municipal Bond Index) posted a positive return during the first three months of the fiscal year, aided by overall solid demand from investors seeking tax-free income. A decline in new issuance of tax-free bonds was also beneficial. The municipal market produced poor results from September 2010 through January 2011. A confluence of events dragged down municipal bonds. Rising interest rates, concerns regarding municipal defaults, increasing issuance of Build America Bonds at the end of 2010, and substantial mutual fund redemptions contributed to the downturn in the municipal market. However, the municipal market rallied during much of the remainder of the fiscal year, as tax revenues increased, new issuance fell sharply and a number of states took meaningful steps to improve their balance sheets. In addition, there was increased demand from “crossover buyers,” including non-traditional municipal investors, such as insurance companies and hedge funds.

•

During the fiscal year, a slightly shorter duration than that of the benchmark was beneficial to the Funds’ performance, as municipal yields longer than 12 years rose during the reporting period. A steepening yield curve bias was a positive for results, as the municipal curve steepened during the reporting period.

•

All three Funds benefited from their exposure to the water and sewer sector, as it held up relatively well during periods of weakness in the municipal market. Having an exposure to the power sector contributed to the performance of Municipal Income II and California Municipal II, whereas New York Municipal II benefited from its exposure to the leasing sector.

•

In contrast, the Funds’ exposure to the tobacco sector detracted from performance. During the fourth quarter of 2010, a number of municipal tobacco settlement trusts were downgraded to below investment grade status. This triggered a sharp sell-off, which was exacerbated by forced selling into an illiquid market by mutual funds not permitted to hold non-investment grade securities. The three Funds’ exposure to the corporate-backed sector also adversely impacted performance as they lagged the benchmark. In addition, Municipal Income II and New York Municipal II were hurt by their exposure to the healthcare sector.

4  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Fund Performance & Statistics
May 31, 2011 (unaudited)

Municipal Income Fund II:

Total Return (1):	Market Price	NAV

1 Year	1.30%	1.38%

5 Year	0.41%	–0.59%

Commencement of Operations (6/28/02) to 5/31/11	2.84%	2.99%

Market Price/NAV Performance:
Commencement of Operations (6/28/02) to 5/31/11
Market Price/NAV:

Market Price	$10.45

NAV	$10.12

Premium to NAV	3.26%

Market Price Yield(2)	7.46%

Moody’s Ratings (as a % of total investments)

California Municipal Income Fund II:

Total Return(1):	Market Price	NAV

1 Year	7.53%	0.50%

5 Year	–1.49%	–5.23%

Commencement of Operations (6/28/02) to 5/31/11	1.75%	0.05%

Market Price/NAV Performance:
Commencement of Operations (6/28/02) to 5/31/11
Market Price/NAV:

Market Price	$9.21

NAV	$7.38

Premium to NAV	24.80%

Market Price Yield(2)	7.74%

Moody’s Ratings (as a % of total investments)

5.31.11 | PIMCO Municipal Income Funds II Annual Report  5

PIMCO Municipal Income Funds II	Fund Performance & Statistics
May 31, 2011 (unaudited) (continued)

New York Municipal Income Fund II:

Total Return(1):	Market Price	NAV

1 Year	3.03%	0.05%

5 Year	1.61%	–0.59%

Commencement of Operations (6/28/02) to 5/31/11	3.12%	2.81%

Market Price/NAV Performance:
Commencement of Operations (6/28/02) to 5/31/11
Market Price/NAV:

Market Price	$10.92

NAV	$10.10

Premium to NAV	8.12%

Market Price Yield(2)	7.04%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for the Funds’ shares, or changes in Funds’ dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at May 31, 2011.

6  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS & NOTES—96.4%
	Alabama–1.3%
$ 10,000	Birmingham-Baptist Medical Centers Special Care Facs.
	Financing Auth. Rev., Baptist Health Systems, Inc.,
	5.00%, 11/15/30, Ser. A	Baa2/NR	$8,523,800
1,235	Montgomery BMC Special Care Facs. Financing Auth. Rev.,
	5.00%, 11/15/29, Ser. B (NPFGC)	A3/BBB+	1,084,503
2,000	State Docks Department Rev., 6.00%, 10/1/40	NR/BBB+	2,002,620
2,650	Tuscaloosa Public Educational Building Auth. Rev.,
	Stillman College Project, 5.00%, 6/1/26, Ser. A	NR/BB+	2,214,658
			13,825,581
	Alaska–0.7%
3,550	Housing Finance Corp. Rev., 5.25%, 6/1/32, Ser. C (NPFGC)	Aa2/AA+	3,565,656
5,900	Northern Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/46, Ser. A	Baa3/NR	3,547,316
			7,112,972
	Arizona–9.1%
	Health Facs. Auth. Rev., Banner Health,
3,500	5.00%, 1/1/35, Ser. A	NR/A+	3,257,100
2,860	5.50%, 1/1/38, Ser. D	NR/A+	2,820,561
	Pima Cnty. Industrial Dev. Auth. Rev.,
29,700	5.00%, 9/1/39	Aa2/AA	27,236,682
1,500	Tuscon Electric Power Co., 5.25%, 10/1/40, Ser. A	Baa3/BBB–	1,374,390
	Salt River Project Agricultural Improvement & Power
	Dist. Rev., Ser. A (i),
41,100	5.00%, 1/1/37	Aa1/AA	41,905,971
10,000	5.00%, 1/1/39	Aa1/AA	10,291,800
11,400	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	A3/A	10,099,716
			96,986,220
	California–14.9%
	Bay Area Toll Auth. Rev., San Francisco Bay Area,
6,000	5.00%, 10/1/29	A1/A+	6,152,520
1,430	5.00%, 4/1/34, Ser. F-1	Aa3/AA	1,443,900
1,565	Foothill-Eastern Transportation Corridor Agcy. Rev.,
	5.875%, 1/15/26 (IBC-NPFGC)	Baa1/BBB	1,499,051
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
8,750	5.00%, 6/1/33	Baa3/BB+	5,905,112
7,000	5.75%, 6/1/47	Baa3/BB+	4,814,530
2,000	Hayward Unified School Dist., GO, 5.00%, 8/1/33	NR/A+	1,825,980
1,500	Health Facs. Financing Auth. Rev.,
	Scripps Health, 5.00%, 11/15/36, Ser. A	Aa3/AA–	1,364,085
	Sutter Health,
6,300	5.00%, 11/15/42, Ser. A (IBC-NPFGC)	Aa3/AA–	5,679,954
3,000	6.00%, 8/15/42, Ser. B	Aa3/AA–	3,137,730
1,500	Indian Wells Redev. Agcy., Tax Allocation,
	Whitewater Project, 4.75%, 9/1/34, Ser. A (AMBAC)	A2/A	1,163,490

5.31.11 | PIMCO Municipal Income Funds II Annual Report  7

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	California–(continued)
$ 2,000	Los Angeles Community College Dist.,
	GO, 5.00%, 8/1/32, Ser. A (FGIC-NPFGC)	Aa1/AA	$2,015,680
4,000	Los Angeles Department of Water & Power Rev.,
	5.00%, 7/1/39, Ser. A-1 (AMBAC)	Aa3/AA–	4,018,560
	Los Angeles Unified School Dist., GO,
5,000	5.00%, 7/1/30, Ser. E (AMBAC)	Aa2/AA–	5,082,700
5,000	5.00%, 7/1/32, Ser. C (AGM)	Aa2/AA+	5,044,100
1,365	Lynwood Utility Auth. Rev., 5.00%, 6/1/29, Ser. A (AGC)	Aa3/AA+	1,373,941
2,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	Aa3/AA+	2,027,500
1,750	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	NR/A	1,914,290
3,300	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project,
	7.75%, 4/1/31, Ser. B	NR/NR	3,394,215
650	Murrieta Valley Unified School Dist. Public Financing Auth.,
	Special Tax, 4.75%, 9/1/36, Ser. A	Aa3/AA+	575,061
3,000	Newport Beach Rev., Hoag Memorial Hospital Presbyterian,
	5.875%, 12/1/30	Aa3/AA	3,182,130
500	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	NR/AA-	473,260
2,000	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/38,
	Ser. 2008-A (AGM)	Aa2/AA+	1,994,040
2,000	Santa Clara Cnty. Financing Auth. Rev., 5.75%, 2/1/41,
	Ser. A (AMBAC)	A2/A+	1,977,360
	State, GO,
3,300	4.50%, 8/1/27	A1/A–	3,160,740
1,000	4.50%, 8/1/30	A1/A–	910,940
1,100	4.50%, 10/1/36	A1/A–	958,001
7,000	5.00%, 12/1/31 (NPFGC)	A1/A–	7,019,250
2,925	5.00%, 11/1/32	A1/A–	2,921,051
1,590	5.00%, 6/1/37	A1/A–	1,542,745
5,200	5.125%, 8/1/36	A1/A–	5,188,664
2,500	5.25%, 3/1/38	A1/A–	2,499,800
5,945	5.25%, 11/1/40	A1/A–	5,944,703
5,750	5.50%, 3/1/40	A1/A–	5,959,415
10,500	6.00%, 4/1/38	A1/A–	11,235,525
2,300	State Univ. Rev., 5.00%, 11/1/30, Ser. A (AMBAC)	Aa2/A+	2,277,345
3,820	Statewide Communities Dev. Auth. Rev.,
	California Baptist Univ., 9.00%, 11/1/17, Ser. B (a)(c)	NR/NR	3,458,170
1,000	Cottage Health, 5.00%, 11/1/40	NR/A+	907,540
	Methodist Hospital Project (FHA),
5,500	6.625%, 8/1/29	Aa2/NR	6,262,300
19,500	6.75%, 2/1/38	Aa2/NR	21,679,320
5,690	Sutter Health, 6.00%, 8/15/42, Ser. A	Aa3/AA–	5,951,228
4,725	Torrance Rev., Memorial Medical Center, 5.00%, 9/1/40, Ser. A	A2/A+	4,195,138
			158,131,064
	Colorado–1.0%
5,800	Aurora Rev., Children’s Hospital Assoc., 5.00%, 12/1/40	A1/A+	5,435,238
1,000	Denver Health & Hospital Auth. Rev., 5.625%, 12/1/40	NR/BBB	925,110

8  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Colorado–(continued)
	Health Facs. Auth. Rev., Ser. A,
$ 1,000	American Baptist Homes, 5.90%, 8/1/37	NR/NR	$793,820
500	Evangelical Lutheran, 6.125%, 6/1/38	A3/A–	489,980
2,000	Housing & Finance Auth. Rev., Evergreen Country Day School,
	Inc. Project, 5.875%, 6/1/37 (a)(c)	NR/CCC	1,297,380
1,430	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	A2/A	1,552,065
			10,493,593
	Connecticut–0.1%
1,250	Harbor Point Infrastructure Improvement Dist.,
	Tax Allocation, 7.875%, 4/1/39, Ser. A	NR/NR	1,315,900
	Florida–5.4%
1,000	Brevard Cnty. Health Facs. Auth. Rev.,
	Health First, Inc. Project, 7.00%, 4/1/39	A3/A–	1,080,410
600	Broward Cnty. Airport Rev., 5.375%, 10/1/29, Ser. O	A1/A+	620,910
8,500	Broward Cnty. Water & Sewer Rev., 5.25%, 10/1/34, Ser. A (i)	Aa2/AA	8,818,410
1,000	Clearwater Rev., 5.25%, 12/1/39, Ser. A	Aa3/AA–	1,036,740
6,205	Governmental Utility Auth. Rev.,
	Barefoot Bay Utilities System, 5.00%, 10/1/29 (AMBAC)	WR/NR	6,210,026
3,000	Highlands Cnty. Health Facs. Auth. Rev.,
	Adventist Health System, 5.625%, 11/15/37, Ser. B	Aa3/AA–	3,024,960
7,135	Jacksonville Health Facs. Auth. Rev.,
	Ascension Health, 5.25%, 11/15/32, Ser. A	Aa1/AA+	7,164,039
3,000	Leesburg Hospital Rev., Leesburg Regional Medical
	Center Project, 5.50%, 7/1/32	Baa1/BBB+	2,764,560
3,490	Miami-Dade Cnty. Airport Rev., 5.50%, 10/1/36, Ser. A	A2/A–	3,512,860
500	Sarasota Cnty. Health Facs. Auth. Rev., 5.75%, 7/1/37	NR/NR	396,595
7,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (i)	Aa1/AAA	8,093,471
5,000	Sumter Landing Community Dev. Dist. Rev.,
	4.75%, 10/1/35, Ser. A (NPFGC)	Baa1/BBB	4,160,600
10,000	Tallahassee Rev., 5.00%, 10/1/37 (i)	Aa1/AA+	10,216,800
			57,100,381
	Georgia–0.3%
1,500	Atlanta Airport Rev., 5.00%, 1/1/40, Ser. A	A1/NR	1,499,940
2,775	Medical Center Hospital Auth. Rev.,
	Spring Harbor Green Island Project, 5.25%, 7/1/37	NR/NR	2,131,450
			3,631,390
	Illinois–10.2%
	Chicago, GO, Ser. C,
10,000	5.00%, 1/1/34 (i)	Aa3/A+	9,544,000
4,065	5.50%, 1/1/40 (FGIC-NPFGC)	Aa3/A+	3,995,814
	Chicago, Special Assessment, Lake Shore East,
3,161	6.625%, 12/1/22	NR/NR	3,127,241
6,697	6.75%, 12/1/32	NR/NR	6,505,064
1,250	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/38, Ser. A (AGC)	Aa3/AA+	1,250,637
5,000	Cicero, GO, 5.25%, 12/1/31 (NPFGC)	Baa1/BBB	5,018,500

5.31.11 | PIMCO Municipal Income Funds II Annual Report  9

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Illinois–(continued)
	Finance Auth. Rev.,
$ 2,500	Christian Homes, Inc., 5.75%, 5/15/31, Ser. A	NR/NR	$2,243,125
20,100	Elmhurst Memorial Healthcare, 5.625%, 1/1/28	Baa1/NR	18,141,456
250	Leafs Hockey Club Project, 6.00%, 3/1/37, Ser. A (d)	NR/NR	62,377
1,000	Memorial Health Systems, 5.50%, 4/1/39	A1/A+	957,390
700	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	A3/A	736,099
2,000	Provena Health, 6.00%, 5/1/28, Ser. A	Baa1/BBB+	1,962,420
5,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (i)	Aa1/AA	5,232,150
42,970	Sports Facs. Auth. Rev., 5.50%, 6/15/30 (AMBAC)	WR/A	43,174,967
	Village of Hillside, Tax Allocation, Mannheim Redev. Project,
4,500	6.55%, 1/1/20	NR/NR	4,181,760
2,900	7.00%, 1/1/28	NR/NR	2,493,768
			108,626,768
	Indiana–0.7%
	Finance Auth. Rev.,
1,500	Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	NR/A	1,587,030
2,500	U.S. Steel Corp., 6.00%, 12/1/26	Ba2/BB	2,545,150
	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc.,
990	5.80%, 9/1/47 (a)(c)	NR/NR	780,031
1,900	7.50%, 9/1/22	NR/NR	1,975,373
			6,887,584
	Iowa–4.0%
	Finance Auth. Rev.,
	Deerfield Retirement Community, Inc., Ser. A,
250	5.50%, 11/15/27	NR/NR	180,342
1,075	5.50%, 11/15/37	NR/NR	702,986
4,500	Edgewater LLC Project, 6.75%, 11/15/42	NR/NR	3,967,470
850	Wedum Walnut Ridge LLC Project, 5.625%, 12/1/45, Ser. A	NR/NR	495,788
46,000	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	36,616,920
			41,963,506
	Kansas–0.1%
500	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	Aa3/AA–	523,820
850	Manhattan Rev., Meadowlark Hills Retirement,
	5.00%, 5/15/36, Ser. A	NR/NR	637,874
			1,161,694
	Kentucky–0.3%
2,500	Economic Dev. Finance Auth. Rev.,
	Catholic Healthcare Partners, 5.25%, 10/1/30	A1/AA–	2,490,800
1,000	Owensboro Medical Healthcare Systems,
	6.375%, 6/1/40, Ser. A	Baa2/NR	969,840
			3,460,640
	Louisiana–4.4%
	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev.,
450	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A–2	Ba2/BBB-	462,064
	Woman’s Hospital Foundation, Ser. A,
750	5.875%, 10/1/40	A3/BBB+	723,052
1,000	6.00%, 10/1/44	A3/BBB+	975,980

10  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Louisiana–(continued)
	Public Facs. Auth. Rev., Oschsner Clinic Foundation Project,
$ 3,300	5.50%, 5/15/47, Ser. B	Baa1/NR	$2,835,030
2,000	6.50%, 5/15/37	Baa1/NR	2,036,540
43,395	Tobacco Settlement Financing Corp. Rev.,
	5.875%, 5/15/39, Ser. 2001-B	Baa3/A–	39,918,627
			46,951,293
	Maryland–0.7%
	Health & Higher Educational Facs. Auth. Rev.,
1,000	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	Baa2/NR	1,003,980
1,400	Charlestown Community, 6.25%, 1/1/41	NR/NR	1,386,868
1,010	King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	NR/NR	717,666
4,050	Washington Cnty. Hospital, 6.00%, 1/1/43	NR/BBB-	3,820,810
			6,929,324
	Massachusetts–0.8%
	Dev. Finance Agcy. Rev.,
	Adventcare Project,
4,610	6.75%, 10/15/37, Ser. A	NR/NR	4,132,450
580	7.625%, 10/15/37	NR/NR	576,984
1,000	Foxborough Regional Charter School,
	7.00%, 7/1/42, Ser. A	NR/BBB	1,016,010
2,900	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	Aa2/AA–	3,005,154
			8,730,598
	Michigan–3.1%
1,000	Detroit, GO, 5.25%, 11/1/35	Aa3/AA	1,014,790
4,545	Garden City Hospital Finance Auth. Rev., 5.00%, 8/15/38, Ser. A	NR/NR	2,959,568
800	Public Educational Facs. Auth. Rev., Bradford Academy,
	6.50%, 9/1/37 (a)(c)	NR/BBB–	698,000
3,000	Royal Oak Hospital Finance Auth. Rev.,
	William Beaumont Hospital, 8.25%, 9/1/39	A1/A	3,444,600
5,000	State Hospital Finance Auth. Rev.,
	Ascension Health, 5.25%, 11/15/26, Ser. B	Aa1/AA+	5,057,050
	Oakwood Group, Ser. A,
13,500	5.75%, 4/1/32	A2/A	13,385,520
1,925	6.00%, 4/1/22	A2/A	1,955,723
6,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	NR/BB	4,136,880
			32,652,131
	Minnesota–0.6%
150	Duluth Housing & Redev. Auth. Rev., 5.875%, 11/1/40, Ser. A	NR/BBB–	131,754
280	Minneapolis, Tax Allocation, Grant Park Project, 5.35%, 2/1/30	NR/NR	229,479
1,500	Minneapolis Rev., Providence Project, 5.75%, 10/1/37, Ser. A	NR/NR	1,285,305
	North Oaks Rev., Presbyterian Homes North Oaks,
2,640	6.00%, 10/1/33	NR/NR	2,464,757
1,530	6.125%, 10/1/39	NR/NR	1,431,652
500	Oronoco Rev., Wedum Shorewood Campus Project,
	5.40%, 6/1/41	NR/NR	409,820
400	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	NR/A	393,412
			6,346,179

5.31.11 | PIMCO Municipal Income Funds II Annual Report  11

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Mississippi–0.4%
$ 3,605	Business Finance Corp. Rev., System Energy Res., Inc. Project, 5.875%, 4/1/22	Ba1/BBB	$3,574,790
740	Dev. Bank Special Obligation Rev., Capital Projects and Equipment Acquisition, 5.00%, 7/1/24, Ser. A–2 (AMBAC)	WR/NR	705,782
			4,280,572
	Missouri–1.8%
20,000	JT Municipal Electric Utility Commission Rev., 5.00%, 1/1/42, Ser. A (AMBAC)	A3/NR	19,301,000
	Nevada–0.9%
10,000	Clark Cnty., GO, 4.75%, 11/1/35 (FGIC-NPFGC) (i)	Aa1/AA+	9,731,800
	New Hampshire–0.2%
2,000	Business Finance Auth. Rev., Elliot Hospital, 6.125%, 10/1/39, Ser. A	Baa1/BBB+	1,961,580
360	Health & Education Facs. Auth. Rev., Catholic Medical Center, 6.125%, 7/1/32, Ser. A	Baa1/BBB+	355,162
			2,316,742
	New Jersey–3.6%
950	Burlington Cnty. Bridge Commission Rev., The Evergreens Project, 5.625%, 1/1/38	NR/NR	797,297
	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project,
4,000	5.75%, 10/1/21	Ba2/NR	3,987,320
11,405	5.75%, 4/1/31	Ba2/NR	10,674,738
	Economic Dev. Auth. Rev.,
525	Arbor Glen, 6.00%, 5/15/28, Ser. A	NR/NR	444,339
2,000	MSU Student Housing Project, 5.875%, 6/1/42	Baa3/NR	1,836,640
3,300	Educational Facs. Auth. Rev., Fairfield Dickinson Univ., 6.00%, 7/1/25, Ser. D	NR/NR	3,308,085
	Health Care Facs. Financing Auth. Rev.,
1,500	AHS Hospital Corp., 6.00%, 7/1/37	A1/A	1,563,255
1,500	St. Peters Univ. Hospital, 5.75%, 7/1/37	Baa3/BBB–	1,303,875
1,830	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB–	1,620,154
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	A3/A+	2,033,660
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
3,300	4.75%, 6/1/34	Baa3/BB+	2,101,275
13,150	5.00%, 6/1/41	Baa3/BB-	8,397,721
			38,068,359
	New Mexico–0.2%
2,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	Baa3/BB+	1,932,720
	New York–2.7%
1,200	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	NR/NR	857,988

12  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	New York–(continued)
	Liberty Dev. Corp. Rev.,
$ 1,000	5.125%, 1/15/44	NR/AA	$972,920
2,500	5.625%, 7/15/47	NR/A	2,512,525
1,250	6.375%, 7/15/49	NR/BBB–	1,276,025
	Goldman Sachs Headquarters,
1,505	5.25%, 10/1/35	A1/A	1,504,880
10,000	5.25%, 10/1/35 (i)	A1/A	9,999,200
1,100	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	987,998
2,830	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
	5.00%, 6/15/37, Ser. D (i)	Aa1/AAA	2,874,318
	Second Generation Resolutions,
4,000	4.75%, 6/15/35, Ser. DD (i)	Aa2/AA+	4,020,760
2,000	5.00%, 6/15/39, Ser. GG-1	Aa2/AA+	2,047,800
1,750	State Dormitory Auth. Rev., The New School, 5.50%, 7/1/40	A3/A–	1,811,862
250	Suffolk Cnty. Industrial Dev. Agcy. Rev., New York Institute of Technology, 5.00%, 3/1/26	Baa2/BBB+	243,870
			29,110,146
	North Carolina–0.1%
	Medical Care Commission Rev.,
550	Salemtowne, 5.10%, 10/1/30	NR/NR	476,778
1,000	Village at Brookwood, 5.25%, 1/1/32	NR/NR	728,590
			1,205,368
	North Dakota–0.3%
3,710	Stark Cnty. Healthcare Rev., Benedictine Living Communities, 6.75%, 1/1/33	NR/NR	3,414,461
	Ohio–1.5%
	Buckeye Tobacco Settlement Financing Auth. Rev.,
1,865	5.75%, 6/1/34, Ser. A–2	Baa3/BB–	1,316,205
500	5.875%, 6/1/47, Ser. A–2	Baa3/BB–	342,460
1,000	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A	A2/A	1,040,410
7,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	A1/AA–	7,530,375
500	Lorain Cnty. Port Auth. Rev., U.S. Steel Corp. Project, 6.75%, 12/1/40	Ba2/BB	518,060
1,000	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A	Aa3/NR	1,027,980
	State Rev.,
550	Ashland Univ. Project, 6.25%, 9/1/24	Ba1/NR	547,003
3,000	Cleveland Clinic Health System, 5.50%, 1/1/39, Ser. B	Aa2/AA–	3,042,510
			15,365,003
	Oregon–0.2%
1,000	Clackamas Cnty. Hospital Fac. Auth. Rev., Legacy Health System, 5.50%, 7/15/35, Ser. A	A2/A+	1,019,600

5.31.11 | PIMCO Municipal Income Funds II Annual Report  13

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Oregon–(continued)
$ 1,155	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	Aa2/AA	$1,181,958
			2,201,558
	Pennsylvania–5.0%
	Cumberland Cnty. Municipal Auth. Rev., Messiah Village Project, Ser. A,
750	5.625%, 7/1/28	NR/BBB–	667,268
670	6.00%, 7/1/35	NR/BBB–	591,087
3,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B	NR/NR	2,792,042
	Higher Educational Facs. Auth. Rev.,
850	Edinboro Univ. Foundation, 6.00%, 7/1/43	Baa3/BBB–	832,184
400	Thomas Jefferson Univ., 5.00%, 3/1/40	A1/AA–	400,248
500	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	A2/A	509,160
	Montgomery Cnty. Higher Education & Health Auth. Rev., Abington Memorial Hospital, Ser. A,
5,000	5.125%, 6/1/27	NR/A	4,959,600
3,750	5.125%, 6/1/32	NR/A	3,621,413
8,500	Montgomery Cnty. Industrial Dev. Auth. Rev., 5.375%, 8/1/38 (FHA)	Aa2/AA	8,600,470
17,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	Aa3/AA+	17,189,210
11,600	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	11,484,348
500	Philadelphia Water Rev., 5.25%, 1/1/36, Ser. A	A1/A	502,460
1,000	Westmoreland Cnty. Industrial Dev. Auth. Rev., Excela Health Project, 5.125%, 7/1/30	A3/NR	957,130
			53,106,620
	Puerto Rico–0.9%
10,000	Sales Tax Financing Corp. Rev., 5.25%, 8/1/41, Ser. C	A1/A+	9,492,400
	Rhode Island–4.6%
56,200	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	49,176,686
	South Carolina–1.4%
1,000	Greenwood Cnty. Rev., Self Regional Healthcare, 5.375%, 10/1/39	A2/A+	968,140
500	Jobs-Economic Dev. Auth. Rev., Anmed Health, 5.50%, 2/1/38, Ser. B (AGC)	NR/AA+	504,000
13,850	Bon Secours Health System, 5.625%, 11/15/30, Ser. B	A3/A–	13,776,595
			15,248,735
	Tennessee–0.7%
1,750	Claiborne Cnty. Industrial Dev. Board Rev., Lincoln Memorial Univ. Project, 6.625%, 10/1/39	NR/NR	1,771,542
1,000	Johnson City Health & Educational Facs. Board Rev., Mountain States Health Alliance, 6.00%, 7/1/38	Baa1/BBB+	933,020
500	Sullivan Cnty. Health Educational & Housing Facs. Board Rev., Wellmont Health Systems Project, 5.25%, 9/1/36, Ser. C	NR/BBB+	430,650

14  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Tennessee–(continued)
	Tennessee Energy Acquisition Corp. Rev.,
$ 3,000	5.00%, 2/1/23, Ser. C	Baa3/BBB	$2,924,790
700	5.25%, 9/1/21, Ser. A	Ba3/B	678,104
700	5.25%, 9/1/22, Ser. A	Ba3/B	685,405
			7,423,511
	Texas–12.2%
130	Aubrey Independent School Dist., GO, 5.50%, 2/15/33 (PSF-GTD)	Aaa/NR	135,597
6,500	Brazos Cnty. Health Facs. Dev. Corp. Rev., 5.375%, 1/1/32	NR/A–	6,093,360
2,500	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	Aa3/AA+	2,544,800
	Harris Cnty. Cultural Education Facs. Finance Corp. Rev., Texas Children’s Hospital Project,
3,750	5.25%, 10/1/29	Aa2/AA	3,887,925
12,700	5.50%, 10/1/39	Aa2/AA	12,868,148
700	HFDC of Central Texas, Inc. Rev., Village at Gleannloch Farms, 5.50%, 2/15/37, Ser. A	NR/NR	479,234
	North Harris Cnty. Regional Water Auth. Rev.,
10,300	5.25%, 12/15/33	A1/A+	10,603,026
10,300	5.50%, 12/15/38	A1/A+	10,665,547
	North Texas Tollway Auth. Rev.,
5,250	4.75%, 1/1/29 (FGIC-NPFGC)	A2/A–	5,121,480
1,300	5.50%, 9/1/41, Ser. A	NR/AA	1,372,865
5,000	5.625%, 1/1/33, Ser. B	A2/A–	5,080,700
1,200	5.75%, 1/1/33, Ser. F	A3/BBB+	1,207,764
1,250	6.25%, 1/1/39, Ser. A	A2/A–	1,293,313
2,000	Sabine River Auth. Pollution Control Rev., 5.20%, 5/1/28, Ser. C	Ca/NR	654,780
10,000	San Antonio Electric & Gas Systems Rev., 5.00%, 2/1/32 (i)	Aa1/AA	10,348,400
250	San Juan Higher Education Finance Auth. Rev., 6.70%, 8/15/40, Ser. A	NR/BBB	253,562
	State, Mobility Fund, GO (i),
10,025	4.75%, 4/1/35, Ser. A	Aaa/AA+	10,108,107
17,500	4.75%, 4/1/36	Aaa/AA+	17,641,575
1,000	State Public Finance Auth. Rev., Charter School Finance Corp., 5.875%, 12/1/36, Ser. A	Baa3/BBB–	860,770
8,880	State Turnpike Auth. Rev., 5.00%, 8/15/42, Ser. A (AMBAC)	Baa1/BBB+	7,930,284
3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	Aa2/AA–	3,255,990
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
450	5.25%, 12/15/25, Ser. A	A2/A	423,045
15,300	6.25%, 12/15/26, Ser. D	A2/A	16,240,491
1,000	Wise Cnty. Rev., Parker Cnty Junior College Dist.,
	8.00%, 8/15/34	NR/NR	1,015,110
			130,085,873
	Virginia–0.3%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	Aa2/AA+	1,021,910
1,000	Henrico Cnty. Economic Dev. Auth. Rev., Bon Secours Health System, 4.50%, 11/1/42, Ser. B–1 (AGC)	Aa3/AA+	876,820

5.31.11 | PIMCO Municipal Income Funds II Annual Report  15

PIMCO Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Virginia–(continued)
$ 2,050	James City Cnty. Economic Dev. Auth. Rev., United Methodist Homes, 5.50%, 7/1/37, Ser. A	NR/NR	$1,180,492
			3,079,222
	Washington–1.4%
1,300	Health Care Facs. Auth. Rev., Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	Aa3/AA+	1,360,645
1,000	Seattle Cancer Care Alliance, 7.375%, 3/1/38	A3/NR	1,086,630
13,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	Baa2/BBB	12,388,870
			14,836,145
	West Virginia–0.2%
2,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	NR/NR	2,035,840
	Wisconsin–0.1%
	Health & Educational Facs. Auth. Rev.,
90	Froedert & Community Health, 5.375%, 10/1/30	NR/AA–	90,261
1,000	Prohealth Care, Inc., 6.625%, 2/15/39	A1/A+	1,056,900
			1,147,161

	Total Municipal Bonds & Notes (cost–$1,036,312,122)		1,024,866,740

VARIABLE RATE NOTES (f)—3.0%
	California–0.4%
5,000	Health Facs. Financing Auth. Rev., 7.98%, 11/15/36, Ser. 3193 (a)(c)(e)	NR/NR	4,371,100
	Florida–0.2%
1,830	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.00%, 11/15/31, Ser. C	Aa3/AA–	1,800,025
	Illinois–1.3%
6,000	Chicago, GO, 9.82%, 1/1/34, Ser. 3190 (a)(c)(e)	NR/NR	5,316,000
	Metropolitan Pier & Exposition Auth. Rev.,
4,500	8.34%, 6/15/50, Ser. 3217 (a)(c)(e)	NR/AAA	3,824,640
5,000	State, GO, 8.14%, 4/1/27, Ser. 783 (AGC) (a)(c)(e)	Aa3/NR	5,008,100
			14,148,740
	Texas–0.9%
3,335	JPMorgan Chase Putters/Drivers Trust Rev., 11.518%, 5/15/18, Ser. 3709 (a)(c)(e)	NR/AAA	3,744,705
5,365	State, GO, 7.54%, 4/1/37, Ser. 3197 (a)(c)(e)	NR/NR	5,400,194
			9,144,899
	West Virginia–0.2%
2,000	Economic Dev. Auth. Rev., Appalachia Power, 5.375%, 12/1/38, Ser. A	Baa2/BBB	1,945,440

	Total Variable Rate Notes (cost–$33,641,730)		31,410,204

SHORT-TERM INVESTMENTS—0.6%
	U.S. Treasury Obligations (g)(k)–0.6%
	U.S. Treasury Bills,
6,797	0.015%-0.161%, 8/11/11-9/15/11 (cost–$6,795,561)		6,795,561

	Total Investments (cost–$1,076,749,413)–100.0%		$1,063,072,505

16  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO California Municipal Income Fund II	Schedule of Investments
May 31, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CALIFORNIA MUNICIPAL BONDS & NOTES—88.6%
$ 2,000	Alhambra Rev., Atherton Baptist Homes, 7.625%, 1/1/40, Ser. A	NR/NR	$2,047,120
	Bay Area Toll Auth. Rev., San Francisco Bay Area, Ser. F-1,
5,000	5.00%, 4/1/34	Aa3/AA	5,048,600
20,000	5.00%, 4/1/39 (i)	Aa3/AA	20,021,600
1,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	Aa3/A+	1,061,810
300	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	A1/AA–	303,045
1,410	Community College Financing Auth. Rev., 5.00%, 8/1/27, Ser. A (AMBAC)	WR/NR	1,368,828
9,565	Coronado Community Dev. Agcy., Tax Allocation,	NR/AA–	8,349,958
	4.875%, 9/1/35 (AMBAC)
1,110	CoronA–Norco Unified School Dist. No. 98-1, Special Tax, 5.10%, 9/1/25 (AMBAC)	WR/NR	1,032,122
	CoronA–Norco Unified School Dist. Public Financing Auth., Special Tax, Ser. A,
305	5.65%, 9/1/16	NR/NR	307,812
160	5.75%, 9/1/17	NR/NR	160,726
530	6.00%, 9/1/20	NR/NR	532,523
1,000	6.00%, 9/1/25	NR/NR	1,003,690
4,150	6.10%, 9/1/32	NR/NR	4,020,022
3,000	Dinuba Financing Auth. Rev., Public Works Projects, 5.10%, 8/1/32 (NPFGC)	Baa1/A–	3,062,940
8,300	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	Aa3/AA+	8,416,366
1,500	Foothill-Eastern Transportation Corridor Agcy. Rev., 5.875%, 1/15/27 (IBC-NPFGC)	Baa1/BBB	1,428,510
1,440	Fremont Community Facs. Dist. No. 1, Special Tax, Pacific Commons, 5.30%, 9/1/30	NR/NR	1,312,402
	Golden State Tobacco Securitization Corp. Rev.,
13,885	5.00%, 6/1/45 (AMBAC-TCRS)	A2/BBB+	11,763,927
1,500	5.00%, 6/1/45, Ser. A	A2/BBB+	1,270,860
6,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	A2/BBB+	5,083,440
8,500	5.125%, 6/1/47, Ser. A–1	Baa3/BB+	5,249,770
22,415	5.75%, 6/1/47, Ser. A–1	Baa3/BB+	15,416,813
500	Hartnell Community College Dist., GO, zero coupon, 8/1/34, Ser. 2002-D (j)	Aa2/AA–	254,550
	Health Facs. Financing Auth. Rev., Adventist Health System, Ser. A,
500	5.00%, 3/1/33	NR/A	448,495
250	5.75%, 9/1/39	NR/A	245,185
3,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	A2/A	3,063,300
1,200	Children’s Hospital of Los Angeles, 5.25%, 7/1/38 (AGM)	Aa3/AA+	1,113,432
500	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	NR/A	520,640
2,000	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	Aa3/AA–	1,803,160
175	Infrastructure & Economic Dev. Bank Rev., 5.25%, 2/1/38	A1/A+	168,194
1,000	Irvine Unified School Dist., Special Tax, 6.70%, 9/1/35	NR/NR	1,031,110

5.31.11 | PIMCO Municipal Income Funds II Annual Report  17

PIMCO California Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
$ 1,000	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	NR/BBB+	$977,380
500	Lancaster Redev. Agcy. Rev., Capital Improvements Projects, 5.90%, 12/1/35	NR/A	443,435
5,300	Livermore-Amador Valley Water Management Agcy. Rev., 5.00%, 8/1/31, Ser. A (AMBAC)	Aa2/NR	5,300,159
7,500	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, 5.50%, 11/15/37, Ser. A	A2/A	7,033,875
10,000	Long Beach Unified School Dist., GO, 5.25%, 8/1/33, Ser. A (i)	Aa2/AA–	10,423,700
	Los Angeles, Equipment & Real Property Project, CP,
4,895	5.00%, 2/1/27, Ser. T (NPFGC)	A1/A+	4,906,650
2,685	5.00%, 10/1/27, Ser. AU (NPFGC)	A2/A+	2,699,553
10,000	Los Angeles Community College Dist., GO, 5.00%, 8/1/33, Ser. F-1 (i)	Aa1/AA	10,035,200
	Los Angeles Department of Water & Power Rev.,
15,000	4.75%, 7/1/30, Ser. A–2 (AGM) (i)	Aa3/AA+	15,143,400
15,950	5.125%, 7/1/41, Ser. A (FGIC-NPFGC-TCRS)	Aa2/AA	15,973,128
11,000	Los Angeles Unified School Dist., GO, 5.00%, 1/1/34, Ser. I	Aa2/AA–	11,006,820
10,000	Manteca Redev. Agcy., Tax Allocation, 5.00%, 10/1/36 (AMBAC)	WR/A	7,815,500
5,330	Manteca Unified School Dist. No. 89-2, Special Tax, 5.00%, 9/1/29, Ser. C (NPFGC)	Baa1/BBB	5,332,772
4,000	Merced Cnty., Juvenile Justice Correctional Fac., CP, 5.00%, 6/1/32 (AMBAC)	A1/NR	4,021,920
5,000	Metropolitan Water Dist. of Southern California Rev., 5.00%, 7/1/37, Ser. A (i)	Aa1/AAA	5,107,450
4,700	Moreno Valley Unified School Dist. Community Facs. Dist. No. 2004-6, Special Tax, 5.20%, 9/1/36	NR/NR	3,896,065
1,400	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	NR/A	1,531,432
1,300	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	NR/NR	1,337,115
5,000	Oakland Unified School Dist., Alameda Cnty., GO, 6.125%, 8/1/29, Ser. A	A2/NR	5,117,050
4,750	Palomar Pomerado Health, CP, 6.75%, 11/1/39	Baa3/NR	4,673,002
10,000	PlacentiA–Yorba Linda Unified School Dist., CP, 5.00%, 10/1/32 (FGIC-NPFGC)	A1/A+	9,643,500
1,500	Pollution Control Financing Auth. Rev., American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(c)	Baa2/BBB+	1,426,920
3,000	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	WR/A+	2,632,350
	Riverside Unified School Dist. Community Facs. School Dist. No. 15, Special Tax, Ser. A,
1,000	5.25%, 9/1/30	NR/NR	858,840
1,000	5.25%, 9/1/35	NR/NR	822,110
	Roseville Redev. Agcy., Tax Allocation, Ser. B (NPFGC),
2,230	5.00%, 9/1/27	A2/A–	1,914,054
3,365	5.00%, 9/1/32	A2/A–	2,775,620

18  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO California Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	San Diego Public Facs. Financing Auth. Rev.,
$ 11,000	5.00%, 8/1/32 (NPFGC)	Aa3/A+	$11,020,130
4,000	5.25%, 8/1/38, Ser. A	Aa2/AA–	4,042,520
1,000	5.25%, 5/15/39, Ser. A	Aa3/A+	1,022,130
1,500	Fire & Life Safety Facs. Project, 5.00%, 4/1/32, Ser. B (NPFGC)	A2/A–	1,374,825
2,800	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	Aa3/AA+	2,857,008
2,800	San Diego Unified School Dist., GO, 4.75%, 7/1/27, Ser. D-2 (AGM)	Aa1/AA+	2,817,528
1,000	San Jose Rev., Convention Center Expansion, 6.50%, 5/1/36	A2/A–	1,021,900
1,260	Santa Cruz Cnty., CP, 5.25%, 8/1/32	A1/NR	1,291,954
1,500	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	A1/A	1,556,760
	State, GO,
2,500	5.00%, 9/1/31	A1/A–	2,513,550
7,000	5.00%, 4/1/38	A1/A–	6,768,720
11,000	6.00%, 4/1/38	A1/A–	11,770,550
	State Public Works Board Rev.,	A2/BBB+	3,053,310
3,000	5.75%, 10/1/30, Ser. G-1
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	Aa3/BBB+	2,051,620
7,915	Regents Univ., 5.00%, 3/1/33, Ser. A	Aa2/AA–	7,811,076
	Statewide Communities Dev. Auth. Rev., Bentley School (a)(b)(l),
11,180	zero coupon, 7/1/50
	(acquisition cost–$400,132; purchased 6/24/10)	NR/NR	294,258
3,760	7.00%, 7/1/40, Ser. A
	(acquisition cost–$3,645,621; purchased 6/24/10)	NR/NR	3,122,266
	Catholic Healthcare West,
1,800	5.50%, 7/1/31, Ser. D	A2/A	1,795,572
1,800	5.50%, 7/1/31, Ser. E	A2/A	1,795,572
	Huntington Park Charter School Project, Ser. A,
250	5.15%, 7/1/30	NR/NR	196,615
1,250	5.25%, 7/1/42	NR/NR	921,162
500	International School of the Peninsula Project, 5.00%, 11/1/29	NR/NR	362,805
2,770	Kaiser Permanente, 5.50%, 11/1/32, Ser. A	WR/A+	2,728,755
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	NR/NR	1,008,940
9,700	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A–	9,613,282
	Methodist Hospital Project (FHA),
2,400	6.625%, 8/1/29	Aa2/NR	2,732,640
8,800	6.75%, 2/1/38	Aa2/NR	9,783,488
3,700	St. Joseph Health System, 5.75%, 7/1/47, Ser. A (FGIC)	A1/AA–	3,622,670
	Sutter Health, Ser. A,
5,500	5.00%, 11/15/43	Aa3/AA–	4,986,300
5,600	6.00%, 8/15/42	Aa3/AA–	5,857,096
1,365	Windrush School, 5.50%, 7/1/37	NR/NR	983,141
1,450	Statewide Financing Auth. Tobacco Settlement Rev., 5.625%, 5/1/29, Ser. A	Baa3/NR	1,315,368

5.31.11 | PIMCO Municipal Income Funds II Annual Report  19

PIMCO California Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Tobacco Securitization Agcy. Rev.,
$ 4,500	Alameda Cnty., 6.00%, 6/1/42	Baa3/NR	$3,337,695
1,800	Stanislaus Cnty., 5.875%, 6/1/43, Ser. A	Baa3/NR	1,306,926
3,100	Torrance Rev., Memorial Medical Center, 5.00%, 9/1/40, Ser. A	A2/A+	2,752,366
1,000	Tustin Unified School Dist., Special Tax, 6.00%, 9/1/40, Ser. 2006-1	NR/BBB	925,010
	Univ. of California Rev.,
5,500	4.75%, 5/15/35, Ser. F (AGM) (i)	Aa1/AA+	5,257,340
5,000	4.75%, 5/15/35, Ser. G (FGIC-NPFGC) (i)	Aa1/AA	4,779,400
5,650	4.75%, 5/15/38, Ser. B	Aa2/AA–	5,283,484
10,000	Ventura Cnty. Community College Dist., GO, 5.00%, 8/1/27, Ser. A (NPFGC) (i)	Aa2/AA	10,082,800

	Total California Municipal Bonds & Notes (cost–$383,779,011)		395,578,482

CALIFORNIA VARIABLE RATE NOTES (a)(c)(f)—5.2%
6,035	Desert Community College Dist., GO, 7.98%, 8/1/32, Ser. 3016-1 (AGC) (e)	NR/AA+	6,107,420
7,500	JPMorgan Chase Putters/Drivers Trust Rev., 7.977%, 5/15/40, Ser. 3838 (e)	Aa3/NR	7,657,950
4,000	Los Angeles Community College Dist., GO, 11.65%, 8/1/33, Ser. 3096 (e)	NR/AA	4,041,600
5,000	San Diego Community College Dist., GO, 9.896%, 2/1/17	NR/AA+	5,204,150

	Total California Variable Rate Notes (cost–$22,331,269)		23,011,120

OTHER MUNICIPAL BONDS & NOTES—4.2%
	New Jersey–0.6%
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
1,300	4.75%, 6/1/34	Baa3/BB+	827,775
3,000	5.00%, 6/1/41	Baa3/BB–	1,915,830
			2,743,605
	New York–0.7%
1,250	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters, 5.25%, 10/1/35	A1/A	1,249,900
1,900	New York City Municipal Water Finance Auth. Water & Sewer Rev., 5.00%, 6/15/37, Ser. D (i)	Aa1/AAA	1,929,754
			3,179,654
	Ohio–0.3%
2,250	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A–2	Baa3/BB–	1,541,070
	Puerto Rico–0.4%
1,600	Sales Tax Financing Corp. Rev., 5.00%, 8/1/40, Ser. A (AGM) (i)	Aa3/AA+	1,552,128
	Rhode Island–2.2%
11,000	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	9,625,330

	Total Other Municipal Bonds & Notes (cost–$17,977,933)		18,641,787

20  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO California Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
SHORT-TERM INVESTMENTS–2.0%
	U.S. Treasury Obligations (g)(k)–1.2%
	U.S. Treasury Bills,
$ 5,389	0.015%-0.159%, 8/11/11-9/15/11 (cost–$5,388,310)		$5,388,310
	Corporate Notes–0.8%

	Financial Services–0.8%
3,540	International Lease Finance Corp., 5.40%, 2/15/12 (h)
	(cost–$3,292,369)	B1/BBB-	3,646,200

	Total Short-Term Investments (cost–$8,680,679)		9,034,510

	Total Investments (cost–$432,768,892)–100.0%		$446,265,899

5.31.11 | PIMCO Municipal Income Funds II Annual Report  21

PIMCO New York Municipal Income Fund II	Schedule of Investments
May 31, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
NEW YORK MUNICIPAL BONDS & NOTES—89.5%
$ 1,000	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	Baa3/BB+	$951,510
2,400	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	NR/NR	1,715,976
	Liberty Dev. Corp. Rev.,
1,400	5.625%, 7/15/47	NR/A	1,407,014
1,300	6.375%, 7/15/49	NR/BBB–	1,327,066
	Goldman Sachs Headquarters,
3,000	5.25%, 10/1/35	A1/A	2,999,760
4,120	5.25%, 10/1/35 (i)	A1/A	4,119,670
3,500	5.50%, 10/1/37	A1/A	3,588,410
500	Long Island Power Auth. Rev., 5.00%, 9/1/34, Ser. A (AMBAC)	A3/A–	503,830
	Metropolitan Transportation Auth. Rev.,
1,850	5.00%, 11/15/30, Ser. A (AGM)	Aa3/AA+	1,855,069
2,000	5.00%, 11/15/34, Ser. B	NR/AA	2,042,800
7,300	5.25%, 11/15/31, Ser. E	A2/A	7,336,135
7,000	5.35%, 7/1/31, Ser. B	Aa3/AA–	7,051,380
5,000	5.50%, 11/15/39, Ser. A	NR/AA	5,220,100
7,000	Monroe Cnty. Industrial Dev. Corp. Rev., Unity Hospital Rochester Project, 5.50%, 8/15/40 (FHA) (i)	Aa2/AA–	7,211,610
2,870	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	Aa1/NR	2,877,491
2,400	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	2,155,632
4,000	New York City, GO, 5.00%, 3/1/33, Ser. I	Aa2/AA	4,034,920
1,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	Aa3/A+	1,501,980
	New York City Industrial Dev. Agcy. Rev.,
975	Eger Harbor Project, 4.95%, 11/20/32, Ser. A (GNMA)	NR/AAA	977,750
1,415	Liberty Interactive Corp., 5.00%, 9/1/35	Ba2/BB+	1,250,082
1,500	Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	Aa3/AA+	1,545,045
1,170	Staten Island Univ. Hospital Project, 6.45%, 7/1/32, Ser. C	Baa3/NR	1,172,176
1,500	United Jewish Appeal Federation Project, 5.00%, 7/1/27, Ser. A	Aa1/NR	1,545,615
	Yankee Stadium,
750	5.00%, 3/1/31 (FGIC)	Baa3/BBB–	695,738
2,400	5.00%, 3/1/36 (NPFGC)	Baa1/BBB	2,129,064
4,900	7.00%, 3/1/49 (AGC)	Aa3/AA+	5,426,260
	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
1,500	5.25%, 6/15/40, Ser. EE	Aa2/AA+	1,555,665
500	Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	Aa2/AA+	511,950
	New York City Transitional Finance Auth. Rev.,
6,000	5.00%, 11/1/27, Ser. B	Aaa/AAA	6,241,440
5,000	5.25%, 1/15/39, Ser. S-3	Aa3/AA–	5,129,000
2,700	New York City Trust for Cultural Res. Rev., Julliard School, 5.00%, 1/1/34, Ser. A	Aa2/AA	2,796,309
6,785	Wildlife Conservation Society, 5.00%, 2/1/34 (FGIC-NPFGC)	Aa3/AA–	6,828,220

22  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO New York Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
$ 3,600	Port Auth. of New York & New Jersey Rev., 5.00%, 4/15/32, Ser. 125 (AGM)	Aa2/AA+	$3,654,792
1,400	JFK International Air Terminal, 6.00%, 12/1/36	Baa3/BBB–	1,413,104
	State Dormitory Auth. Rev.,
3,000	5.00%, 3/15/38, Ser. A	NR/AAA	3,071,640
7,490	5.50%, 5/15/31, Ser. A (AMBAC)	Aa3/AA–	8,117,737
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	A3/A–	2,458,040
1,500	Fordham Univ., 5.50%, 7/1/36, Ser. A	A2/A	1,558,740
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/NR	2,053,640
5,300	Lenox Hill Hospital, 5.50%, 7/1/30	Baa3/NR	5,189,495
1,320	Long Island Univ., 5.25%, 9/1/28 (Radian)	Baa3/NR	1,320,356
	Memorial Sloan-Kettering Cancer Center,
2,750	5.00%, 7/1/35, Ser. 1	Aa2/AA	2,767,022
2,000	5.00%, 7/1/36, Ser. A–1	Aa2/AA	2,015,340
2,100	New York Univ., 5.00%, 7/1/38, Ser. A	Aa3/AA–	2,136,225
1,000	New York Univ. Hospital Center, 5.625%, 7/1/37, Ser. B	Baa1/BBB+	972,640
5,850	North General Hospital, 5.00%, 2/15/25	NR/AA–	5,865,620
600	North Shore-Long Island Jewish Health System,
	5.50%, 5/1/37, Ser. A	Baa1/A–	592,620
5,000	Rochester General Hospital, 5.00%, 12/1/35 (Radian)	WR/NR	4,510,500
	Teachers College,
4,270	5.00%, 7/1/32 (NPFGC)	A1/NR	4,295,193
3,000	5.50%, 3/1/39	A1/NR	3,083,460
1,000	The New School, 5.50%, 7/1/40	A3/A–	1,035,350
3,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	Aa3/NR	3,054,090
5,000	State Environmental Facs. Corp. Rev., 5.125%, 6/15/38, Ser. A	Aa1/AA+	5,147,500
1,000	State Thruway Auth. Rev., 4.75%, 1/1/29, Ser. G (AGM)	Aa3/AA+	1,008,810
6,000	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B–1 (i)	NR/AAA	6,155,100
	Triborough Bridge & Tunnel Auth. Rev.,
710	5.00%, 1/1/32, Ser. A (FGIC-TCRS)	Aa2/AA–	712,861
5,000	5.25%, 11/15/34, Ser. A–2 (i)	Aa2/AA–	5,222,150
150	Troy Rev., Rensselaer Polytechnic Institute, 5.125%, 9/1/40, Ser. A	A3/A	148,306
850	TSACS, Inc. Rev., 5.125%, 6/1/42, Ser. 1	NR/BBB–	565,140
1,815	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A	NR/NR	1,352,774
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	Aa3/AA+	2,004,640
1,490	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	A3/BBB	1,492,533
1,000	Yonkers Economic Dev. Corp. Rev., 6.00%, 10/15/30, Ser. A	NR/BB+	925,600
600	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	WR/BBB	608,352

	Total New York Municipal Bonds & Notes (cost—$177,225,038)		180,214,037

5.31.11 | PIMCO Municipal Income Funds II Annual Report  23

PIMCO New York Municipal Income Fund II	Schedule of Investments
May 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
OTHER MUNICIPAL BONDS & NOTES—7.1%
	Florida–1.0%
$ 1,000	Clearwater Rev., 5.25%, 12/1/39, Ser. A	Aa3/AA–	$1,036,740
1,000	Miami-Dade Cnty. Airport Rev., 5.50%, 10/1/36, Ser. A	A2/A–	1,006,550
			2,043,290
	Louisiana–0.5%
1,000	East Baton Rouge Sewerage Commission Rev., 5.25%, 2/1/39, Ser. A	Aa2/AA–	1,038,890
	Ohio–0.5%
1,435	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A–2	Baa3/BB–	982,860
	Puerto Rico–4.6%
5,675	Children’s Trust Fund Rev., 5.625%, 5/15/43	Baa3/BBB	4,390,975
	Sales Tax Financing Corp. Rev., Ser. A,
14,250	zero coupon, 8/1/54 (AMBAC)	Aa2/AA–	804,982
2,000	5.00%, 8/1/40 (AGM) (i)	Aa3/AA+	1,940,160
1,000	5.50%, 8/1/42	A1/A+	985,250
1,000	5.75%, 8/1/37	A1/A+	1,014,860
			9,136,227
	U. S. Virgin Islands–0.5%
1,000	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	Baa3/NR	1,007,710

	Total Other Municipal Bonds & Notes (cost–$15,965,600)		14,208,977

NEW YORK VARIABLE RATE NOTES (a)(c)(e)(f)–2.9%
	JPMorgan Chase Putters/Drivers Trust Rev.,
5,000	7.924%, 7/1/33, Ser. 3382	Aa1/NR	5,336,250
500	8.37%, 6/15/31, Ser. 3223	NR/AA+	566,285

	Total New York Variable Rate Notes (cost–$5,393,887)		5,902,535

SHORT-TERM INVESTMENTS–0.5%
	U.S. Treasury Obligations (g)(k)—0.5%
	U.S. Treasury Bills,
970	0.103%, 9/15/11 (cost–$969,737)		969,737

	Total Investments (cost–$199,554,262)–100.0%		$201,295,286

24  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Notes to Schedule of Investments
May 31, 2011

*	Unaudited.

(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $33,898,320, representing 3.2% of total investments in Municipal Income II, $27,854,564, representing 6.2% of total investments in California Municipal II and $5,902,535, representing 2.9% of total investments in New York Municipal II.

(b)	Illiquid.

(c)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)

Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on May 31, 2011.

(f)

Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2011.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)

Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which each Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(j)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(k)	Rates reflect the effective yields at purchase date.

(l)

Restricted. The aggregate acquisition cost of such securities is $4,045,753 in California Municipal II. The aggregate market value is $3,416,524, representing 0.8% of total investments in California Municipal II.

Glossary:

AGC–insured by Assured Guaranty Corp.
AGM–insured by Assured Guaranty Municipal Corp.
AMBAC–insured by American Municipal Bond Assurance Corp.
CA St. Mtg.–insured by California State Mortgage
CP–Certificates of Participation
FGIC–insured by Financial Guaranty Insurance Co.
FHA–insured by Federal Housing Administration
GNMA–insured by Government National Mortgage Association
GO–General Obligation Bond
GTD–Guaranteed
IBC–Insurance Bond Certificate
NPFGC–insured by National Public Finance Guarantee Corp.
NR–Not Rated
PSF–Public School Fund
Radian–insured by Radian Guaranty, Inc.
TCRS–Temporary Custodian Receipts
WR–Withdrawn Rating

See accompanying Notes to Financial Statements | 5.31.11 | PIMCO Municipal Income Funds II Annual Report  25

PIMCO Municipal Income Funds II	Statements of Assets and Liabilities
May 31, 2011

	Municipal II	California Municipal II	New York Municipal II
Assets:
Investments, at value (cost–$1,076,749,413, $432,768,892 and $199,554,262, respectively)	$1,063,072,505	$446,265,899	$201,295,286
Cash	—	—	342,698
Interest receivable	19,757,224	7,812,848	2,946,449
Swap premiums paid	449,410	—	—
Receivable for investments sold	158,987	—	—
Prepaid expenses and other assets	48,579	42,941	21,381
Total Assets	1,083,486,705	454,121,688	204,605,814

Liabilities:
Payable for floating rate notes issued	91,469,472	46,820,833	13,851,894
Unrealized depreciation on swaps	6,850,035	4,176,010	1,153,882
Dividends payable to common and preferred shareholders	3,934,553	1,965,053	719,193
Payable to custodian for cash overdraft	1,562,960	521,064	—
Swap premiums received	770,800	652,750	232,594
Investment management fees payable	535,607	216,379	103,552
Interest payable	220,627	105,762	19,995
Payable for reverse repurchase agreements	—	3,294,000	—
Interest payable for reverse repurchase agreements	—	833	—
Accrued expenses and other liabilities	343,133	1,883,183	268,427
Total Liabilities	105,687,187	59,635,867	16,349,537
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 14,680, 6,520 and 3,160 shares issued and outstanding, respectively)	367,000,000	163,000,000	79,000,000

Net Assets Applicable to Common Shareholders	$610,799,518	$231,485,821	$109,256,277

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$603	$314	$108
Paid-in-capital in excess of par	853,155,068	432,085,969	152,567,497
Undistributed (dividends in excess of) net investment income	15,462,847	(1,965,053)	1,959,285
Accumulated net realized loss on investments and swaps	(237,289,807)	(208,107,449)	(45,879,324)
Net unrealized appreciation (depreciation) of investments and swaps	(20,529,193)	9,472,040	608,711

Net Assets Applicable to Common Shareholders	$610,799,518	$231,485,821	$109,256,277

Common Shares Issued and Outstanding	60,343,182	31,353,825	10,820,934

Net Asset Value Per Common Share	$10.12	$7.38	$10.10

26  PIMCO Municipal Income Funds II Annual Report | 5.31.11 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II	Statements of Operations
Year ended May 31, 2011

	Municipal II	California Municipal II	New York Municipal II
Investment Income:
Interest	$63,071,493	$26,829,690	$11,224,912
Other income	—	2,136	—
Total Investment Income	63,071,493	26,831,826	11,224,912

Expenses:
Investment management fees	6,419,920	2,605,854	1,243,030
Interest expense	760,518	440,838	114,601
Auction agent fees and commissions	583,854	275,981	133,361
Custodian and accounting agent fees	164,457	98,267	61,475
Audit and tax services	100,773	63,792	45,608
Shareholder communications	98,803	64,099	35,642
Legal fees	95,867	18,625	10,785
Trustees’ fees and expenses	84,197	38,284	16,146
New York Stock Exchange listing fees	50,525	26,286	22,176
Transfer agent fees	37,045	36,690	34,703
Excise tax expense	35,550	—	—
Insurance expense	26,848	11,502	5,801
Miscellaneous	16,551	15,751	12,706
Total Expenses	8,474,908	3,695,969	1,736,034
Less: custody credits earned on cash balances	(1,145)	(329)	(841)
Net Expenses	8,473,763	3,695,640	1,735,193

Net Investment Income	54,597,730	23,136,186	9,489,719

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,238,206	1,077,704	(579,506)
Swaps	(392,040)	(1,015,545)	(535,850)
Net change in unrealized appreciation/depreciation of:
Investments	(45,827,779)	(17,815,338)	(6,937,248)
Swaps	(6,850,035)	(4,176,010)	(1,153,882)
Net realized and change in unrealized loss on investments and swaps	(44,831,648)	(21,929,189)	(9,206,486)
Net Increase in Net Assets Resulting from Investment Operations	9,766,082	1,206,997	283,233
Dividends on Preferred Shares from Net Investment Income	(1,520,460)	(689,435)	(329,688)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$8,245,622	$517,562	$(46,455)

See accompanying Notes to Financial Statements | 5.31.11 | PIMCO Municipal Income Funds II Annual Report  27

PIMCO Municipal Income Funds II	Statements of Changes in Net Assets Applicable to Common Shareholders

	Municipal II
	Year ended May 31,
	2011	2010
Investment Operations:
Net investment income	$54,597,730	$52,452,681
Net realized gain (loss) on investments and swaps	7,846,166	151,024
Net change in unrealized appreciation/depreciation of investments and swaps	(52,677,814)	103,180,602
Net increase in net assets resulting from investment operations	9,766,082	155,784,307

Dividends on Preferred Shares from Net Investment Income:	(1,520,460)	(1,651,157)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	8,245,622	154,133,150

Dividends to Common Shareholders from Net Investment Income:	(46,931,445)	(46,637,024)

Common Share Transactions:
Reinvestment of dividends	3,896,483	4,046,441
Total increase (decrease) in net assets applicable to common shareholders	(34,789,340)	111,542,567

Net Assets Applicable to Common Shareholders:
Beginning of year	645,588,858	534,046,291
End of year (including undistributed (dividends in excess of) net investment income of $15,462,847 and $9,284,682; $(1,965,053) and $(1,960,287); $1,959,285 and $1,108,502; respectively)	$610,799,518	$645,588,858
Common Shares Issued in Reinvestment of Dividends	373,938	400,876

28  PIMCO Municipal Income Funds II Annual Report | 5.31.11 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II	Statement of Changes in Net Assets
Applicable to Common Shareholders (continued)

	California Municipal II		New York Municipal II
	Year ended May 31,		Year ended May 31,
	2011	2010	2011	2010
Investment Operations:
Net investment income	$23,136,186	$23,419,545	$9,489,719	$10,474,659
Net realized gain (loss) on investments and swaps	62,159	(2,327,882)	(1,115,356)	(770,215)
Net change in unrealized appreciation/depreciation of investments and swaps	(21,991,348)	23,246,648	(8,091,130)	13,497,488
Net increase in net assets resulting from investment operations	1,206,997	44,338,311	283,233	23,201,932

Dividends on Preferred Shares from Net Investment Income:	(689,435)	(777,175)	(329,688)	(363,065)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	517,562	43,561,136	(46,455)	22,838,867

Dividends to Common Shareholders from Net Investment Income:	(23,452,319)	(24,003,858)	(8,576,979)	(8,524,998)

Common Share Transactions:
Reinvestment of dividends	1,604,973	1,843,810	718,710	721,255
Total increase (decrease) in net assets applicable to common shareholders	(21,329,784)	21,401,088	(7,904,724)	15,035,124

Net Assets Applicable to Common Shareholders:
Beginning of year	252,815,605	231,414,517	117,161,001	102,125,877
End of year (including undistributed (dividends in excess of) net investment income of $15,462,847 and $9,284,682; $(1,965,053) and $(1,960,287); $1,959,285 and $1,108,502; respectively)	$231,485,821	$252,815,605	$109,256,277	$117,161,001
Common Shares Issued in Reinvestment of Dividends	183,513	220,172	67,458	68,673

See accompanying Notes to Financial Statements | 5.31.11 | PIMCO Municipal Income Funds II Annual Report  29

PIMCO California Municipal Income Fund II	Statement of Cash Flows†
Year ended May 31, 2011

Decrease in Cash from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$1,206,997

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(69,437,484)
Proceeds from sales of long-term investments	82,948,991
Purchases of short-term portfolio investments, net	(387,732)
Net change in unrealized appreciation/depreciation of investments and swaps	22,070,382
Net realized gain on investments and swaps	(310,212)
Net amortization on investments	(991,317)
Increase in interest receivable	(631,996)
Decrease in prepaid expenses and other assets	1,203
Periodic and termination payments of swaps, net	(362,795)
Decrease in investment management fees payable	(12,858)
Decrease in interest payable for reverse repurchase agreements	(2,071)
Increase in accrued expenses and other liabilities	17,662
Net cash provided by operating activities*	34,108,770

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(4,596,123)
Cash dividends paid (excluding reinvestment of dividends of $1,604,973)	(22,532,015)
Cash payments on retirement of floating rate notes	(7,502,889)
Increase in payable to custodian for cash overdraft	521,064
Net cash used for financing activities	(34,109,963)
Net decrease in cash	(1,193)
Cash at beginning of year	1,193
Cash at end of year	$0

†	Municipal II and New York Municipal II are not required to provide a Statement of Cash Flows.
*	Included in operating expenses is cash paid by California Municipal II for interest related to participation in reverse repurchase agreement transactions of $27,009.

30  PIMCO Municipal Income Funds II Annual Report | 5.31.11 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund II (“Municipal II”), PIMCO California Municipal Income Fund II (“California Municipal II”) and PIMCO New York Municipal Income Fund II (“New York Municipal II”), each a “Fund” and collectively referred to as the “Funds” or “PIMCO Municipal Income Funds II”, were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

Under normal market conditions, Municipal II invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. There is no guarantee that the Funds will meet their stated objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

5.31.11 | PIMCO Municipal Income Funds II Annual Report  31

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

1. Organization and Significant Accounting Policies (continued)

•	Level 3 – valuations based on significant unobservable inputs (including each Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Municipal Bonds & Notes and Variable Rate Notes – Municipal bonds and notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds and notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

32  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at May 31, 2011 in valuing each Fund’s assets and liabilities is listed below:

Municipal II:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Municipal Bonds & Notes	—	$1,024,866,740	—	$1,024,866,740
Variable Rate Notes	—	31,410,204	—	31,410,204
Short-Term Investments	—	6,795,561	—	6,795,561

Total Investments in Securities – Assets	—	$1,063,072,505	—	$1,063,072,505

Other Financial Instruments* – Liabilities
Interest Rate Contracts	—	$(6,850,035)	—	$(6,850,035)

Total Investments	—	$1,056,222,470	—	$1,056,222,470

California Municipal II:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
California Municipal Bonds & Notes	—	$395,578,482	—	$395,578,482
California Variable Rate Notes	—	23,011,120	—	23,011,120
Other Municipal Bonds & Notes	—	18,641,787	—	18,641,787
Short-Term Investments	—	9,034,510	—	9,034,510

Total Investments in Securities – Assets	—	$446,265,899	—	$446,265,899

Other Financial Instruments* – Liabilities
Interest Rate Contracts	—	$ (4,176,010)	—	$ (4,176,010)

Total Investments	—	$442,089,889	—	$442,089,889

New York Municipal II:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
New York Municipal Bonds & Notes	—	$180,214,037	—	$180,214,037
Other Municipal Bonds & Notes	—	14,208,977	—	14,208,977
New York Variable Rate Notes	—	5,902,535	—	5,902,535
Short-Term Investments	—	969,737	—	969,737

Total Investments in Securities – Assets	—	$201,295,286	—	$201,295,286

Other Financial Instruments* – Liabilities
Interest Rate Contracts	—	$ (1,153,882)	—	$ (1,153,882)

Total Investments	—	$200,141,404	—	$200,141,404

*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the year ended May 31, 2011.

5.31.11 | PIMCO Municipal Income Funds II Annual Report  33

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

1. Organization and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at May 31, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Funds do not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(g) Inverse Floating Rate Transactions—Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)

The Funds invest in RIBs and RITEs (“Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously, or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

34  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

1. Organization and Significant Accounting Policies (continued)

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(h) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(i) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(j) Interest Expense

Interest expense relates to the Funds’ participation in floating rate notes held by third parties in conjunction with Inverse Floater transactions and reverse repurchase agreement transactions. Interest expense on reverse repurchase agreements is recorded as incurred.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates

5.31.11 | PIMCO Municipal Income Funds II Annual Report   35

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

2. Principal Risks (continued)

increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

36  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

3. Financial Derivative Instruments (continued)

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at May 31, 2011:

Municipal II:
Location	Interest Rate Contracts

Liability derivatives:
Unrealized depreciation of swaps	$(6,850,035)

California Municipal II:
Location	Interest Rate Contracts

Liability derivatives:
Unrealized depreciation of swaps	$(4,176,010)

New York Municipal II:
Location	Interest Rate Contracts

Liability derivatives:
Unrealized depreciation of swaps	$(1,153,882)

The effect of derivatives on the Statements of Operations for the year ended May 31, 2011:

Municipal II:
Location	Interest Rate Contracts

Net realized loss on:
Swaps	$(392,040)

Net change in unrealized appreciation/depreciation of:
Swaps	$(6,850,035)

California Municipal II:
Location	Interest Rate Contracts

Net realized loss on:
Swaps	$(1,015,545)

Net change in unrealized appreciation/depreciation of:
Swaps	$(4,176,010)

5.31.11 | PIMCO Municipal Income Funds II Annual Report   37

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

3. Financial Derivative Instruments (continued)

New York Municipal II:
Location	Interest Rate Contracts

Net realized loss on:
Swaps	$(535,850)

Net change in unrealized appreciation/depreciation of:
Swaps	$(1,153,882)

The average volumes of derivative activities during the year ended May 31, 2011 were:

Interest Rate Swap Agreements*

Municipal II	$30,860
California Municipal II	23,240
New York Municipal II	6,900

* Notional amount (in thousands)

4. Investment Manager/Sub-Adviser
Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities, for the year ended May 31, 2011 were:

		California	New York
	Municipal II	Municipal II	Municipal II

Purchases	$226,499,129	$69,437,484	$19,611,462
Sales	223,957,588	82,948,991	14,824,728

(a) Interest rate swap agreements outstanding at May 31, 2011:

Municipal II:
Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type		Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation

			Payments Made	Payments Received

Citigroup	$41,900	6/20/42	4.75%	3-Month USD-LIBOR	$(4,006,436)	$(770,800)	$(3,235,636)
Goldman Sachs	9,900	6/20/42	4.75%	3-Month USD-LIBOR	(946,628)	78,210	(1,024,838)
Morgan Stanley	23,200	6/20/42	4.75%	3-Month USD-LIBOR	(2,218,361)	371,200	(2,589,561)

					$(7,171,425)	$(321,390)	$(6,850,035)

38   PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

5. Investments in Securities (continued)

California Municipal II:

	Notional Amount (000s)	Termination Date	Rate Type		Market Value	Upfront Premiums (Received)	Unrealized Depreciation

Swap Counterparty			Payments Made	Payments Received

Bank of America	$34,000	6/20/42	4.75%	3-Month USD-LIBOR	$(3,251,046)	$(321,550)	$(2,929,496)
Citigroup	16,500	6/20/42	4.75%	3-Month USD-LIBOR	(1,577,714)	(331,200)	(1,246,514)

					$(4,828,760)	$(652,750)	$(4,176,010)

New York Municipal II:

	Notional Amount (000s)	Termination Date	Rate Type		Market Value	Upfront Premiums (Received)	Unrealized Depreciation

Swap Counterparty			Payments Made	Payments Received

Bank of America	$3,600	6/20/42	4.75%	3-Month USD-LIBOR	$(344,229)	$(33,210)	$(311,019)
Citigroup	8,700	6/20/42	4.75%	3-Month USD-LIBOR	(831,885)	(179,100)	(652,785)
JPMorgan Chase	2,200	6/20/42	4.75%	3-Month USD-LIBOR	(210,362)	(20,284)	(190,078)

					$(1,386,476)	$(232,594)	$(1,153,882)

LIBOR – London Inter-Bank Offered Rate

(b) Open reverse repurchase agreements at May 31, 2011:

California Municipal II:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal

Credit Suisse First Boston	0.65%	5/18/11	6/20/11	$3,294,833	$3,294,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended May 31, 2011 for California Municipal II and New York Municipal II was $3,935,814 and $3,912,118 at a weighted average interest rate of 0.62% and 0.68%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements for the benefit of the counterparty at May 31, 2011 was $3,646,200 for California Municipal II. At May 31, 2011, Municipal II and New York Municipal II had no open reverse repurchase agreements.

(c) Floating rate notes:

The weighted average daily balance of floating rate notes outstanding during the year ended May 31, 2011 for Municipal II, California Municipal II and New York Municipal II was $86,118,055, $48,727,970 and $11,845,090 at a weighted average interest rate, including fees, of 0.88%, 0.85% and 0.91%, respectively.

6. Income Tax Information

For the year ended May 31, 2011, the tax character of dividends paid by the Funds was as follows:

	Ordinary Income Distributions	Tax Exempt Income

Municipal II	$429,923	$48,021,982
California Municipal II	2,182,891	21,958,863
New York Municipal II	623,161	8,283,506

5.31.11 | PIMCO Municipal Income Funds II Annual Report   39

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

6. Income Tax Information (continued)

For the year ended May 31, 2010, the tax character of dividends paid by the Funds was as follows:

	Ordinary Income Distributions	Tax Exempt Income

Municipal II	$1,208,531	$47,079,650
California Municipal II	3,653,860	21,127,173
New York Municipal II	1,371,604	7,516,459

At May 31, 2011, the components of distributable earnings were as follows:

	Tax Exempt Income	Capital Loss Carryforwards (1)	Post - October Deferral(2)

Municipal II	$15,462,847	$234,251,918	$4,824,982
California Municipal II	0	205,882,586	808,034
New York Municipal II	1,959,285	44,492,219	1,380,093

(1)	Capital losses available to offset future net capital gains, expiring in varying amounts as indicated below.
(2)	Capital losses realized during the period November 1, 2010 through May 31, 2011 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

At May 31, 2011, the Funds have capital loss carryforwards expiring in the following years:

	2012	2013	2014	2015	2016	2017	2018

Municipal II	$—	$49,108,685	$4,473,237	$7,912,932	$—	$7,955,461	$164,801,603
California Municipal II	2,776,152	16,328,922	—	5,531,398	4,849,597	18,401,113	157,995,404
New York Municipal II	172,581	5,755,677	—	51,848	1,171,157	2,961,908	34,379,048

For the year ended May 31, 2011, the Funds had capital capital loss carryforwards which were utilized and/or expired as follows:

	Utilized	Expired

Municipal II	$11,786,475	$—
California Municipal II	1,143,791	—
New York Municipal II	206,221	—

For the fiscal year ended May 31, 2011, permanent “book-tax” adjustments were as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital In Excess of Par

Municipal II (a) (c)	$ 32,340	$ 2,500	$(34,840)
California Municipal II (a) (b)	1,000,802	169,019	(1,169,821)
New York Municipal II (a) (b)	267,731	10,505	(278,236)

These permanent “book-tax” differences were primarily attributable to:

(a) Differing treatment of Inverse Floaters
(b) Taxable Overdistributions
(c) Non-deductible Excise tax

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

40   PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

6. Income Tax Information (continued)

At May 31, 2011, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis(3)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Municipal II	$983,325,367	$34,566,035	$(46,458,099)	$(11,892,064)
California Municipal II	385,439,771	22,211,012	(9,954,247)	12,256,765
New York Municipal II	185,487,211	6,806,669	(5,051,087)	1,755,582
(3) Differences between book and tax cost basis were primarily attributable to inverse floater transactions.

7. Auction-Rate Preferred Shares
Municipal II has 2,936 shares of Preferred Shares Series A, 2,936 shares of Preferred Shares Series B, 2,936 shares of Preferred Shares Series C, 2,936 shares of Preferred Shares Series D and 2,936 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal II has 1,304 shares of Preferred Shares Series A, 1,304 shares of Preferred Shares Series B, 1,304 shares of Preferred Shares Series C, 1,304 shares of Preferred Shares Series D and 1,304 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal II has 1,580 shares of Preferred Shares Series A and 1,580 shares of Preferred Shares Series B outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default provisions in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended May 31, 2011, the annualized dividend rates for each Fund ranged from:

	High	Low	At May 31, 2011

Municipal II:
Series A	0.686%	0.305%	0.305%
Series B	0.686%	0.305%	0.305%
Series C	0.686%	0.305%	0.305%
Series D	0.686%	0.305%	0.305%
Series E	0.686%	0.305%	0.305%

California Municipal II:
Series A	0.686%	0.305%	0.305%
Series B	0.686%	0.305%	0.305%
Series C	0.686%	0.305%	0.305%
Series D	0.686%	0.305%	0.305%
Series E	0.686%	0.305%	0.305%

New York Municipal II:
Series A	0.686%	0.305%	0.305%
Series B	0.686%	0.305%	0.305%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

5.31.11 | PIMCO Municipal Income Funds II Annual Report  41

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

7. Auction-Rate Preferred Shares (continued)
Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

See “Note 8–Legal Proceedings” for a discussion of shareholder demand letters received by certain closed-end funds managed by the Investment Manager including Municipal II.

8. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April 2011, the MDL Court granted final approval of the settlement.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by Sub-Adviser in the June 2005 10 year futures contract. Sub-Adviser’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against the Sub-Adviser. In settling this matter, Sub-Adviser denies any liability. This settlement is purely private in nature and not a regulatory matter.

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including Municipal Income Fund II and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation in August 2010, the independent trustees of Municipal Income Fund II rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

42  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Notes to Financial Statements
May 31, 2011

9. Subsequent Events
On June 1, 2011, the following dividends were declared to common shareholders payable July 1, 2011 to shareholders of record on June 13, 2011:

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

On July 1, 2011, the following dividends were declared to common shareholders payable August 1, 2011 to shareholders of record on July 11, 2011:

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

At the June 14-15, 2011 annual Board meeting, the Funds’ Board of Trustees approved a voluntary investment management fee waiver of 0.05% for the period from July 1, 2011 through June 30, 2012.

Effective June 24, 2011, the address of the Fund and the Investment Manager changed to 1633 Broadway, New York, NY 10019.

5.31.11 | PIMCO Municipal Income Funds II Annual Report  43

PIMCO Municipal Income Fund II	Financial Highlights
For a common share outstanding throughout each year:

	Year ended May 31,
	2011	2010		2009		2008		2007
Net asset value, beginning of year	$10.77	$8.97		$13.86		$15.05		$14.71
Investment Operations:
Net investment income	0.91	0.88		1.02		1.13		1.13
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(0.75)	1.73		(4.94)		(1.24)		0.33
Total from investment operations	0.16	2.61		(3.92)		(0.11)		1.46
Dividends on Preferred Shares from Net Investment Income	(0.03)	(0.03)		(0.19)		(0.30)		(0.30)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.13	2.58		(4.11)		(0.41)		1.16
Dividends to Common Shareholders from Net Investment Income	(0.78)	(0.78)		(0.78)		(0.78)		(0.82)
Net asset value, end of year	$10.12	$10.77		$8.97		$13.86		$15.05
Market price, end of year	$10.45	$11.12		$9.56		$14.14		$15.42
Total Investment Return (1)	1.30%	25.49%		(26.46)%		(3.09)%		12.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$610,800	$645,589		$534,046		$819,740		$886,815
Ratio of expenses to average net assets including interest expense (2)(3)(4)	1.37%	1.38	%(5)	1.73	%(5)	1.68	%(5)	1.50	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.24%	1.24	%(5)	1.35	%(5)	1.19	%(5)	1.01	%(5)
Ratio of net investment income to average net assets (2)	8.80%	8.77	%(5)	10.23	%(5)	7.90	%(5)	7.45	%(5)
Preferred shares asset coverage per share	$66,606	$68,974		$61,376		$65,570		$68,889
Portfolio turnover	21%	6%		42%		21%		4%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Income dividends and capital gains, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)

During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.004%, 0.10%, 0.17% and 0.24% for the years ended May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

44  PIMCO Municipal Income Funds II Annual Report | 5.31.11 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund II	Financial Highlights
For a common share outstanding throughout each year:

	Year ended May 31,
	2011	2010		2009		2008		2007
Net asset value, beginning of year	$8.11	$7.48		$13.34		$14.89		$14.58
Investment Operations:
Net investment income	0.74	0.76		0.85		1.06		1.08
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(0.70)	0.67		(5.69)		(1.49)		0.34
Total from investment operations	0.04	1.43		(4.84)		(0.43)		1.42
Dividends on Preferred Shares from Net Investment Income	(0.02)	(0.03)		(0.18)		(0.28)		(0.27)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.02	1.40		(5.02)		(0.71)		1.15
Dividends to Common Shareholders from Net investment income	(0.75)	(0.77)		(0.80)		(0.84)		(0.84)
Return of capital	—	—		(0.04)		—		—
Net asset value, end of year	$7.38	$8.11		$7.48		$13.34		$14.89
Market price, end of year	$9.21	$9.33		$8.78		$14.25		$15.96
Total Investment Return (1)	7.53%	16.44%		(32.26)%		(5.17)%		15.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$231,486	$252,816		$231,415		$409,769		$455,284
Ratio of expenses to average net assets including interest expense (2)(3)(4)	1.55%	1.56	%(5)	3.15	%(5)	3.23	%(5)	2.89	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.37%	1.33	%(5)	1.43	%(5)	1.18	%(5)	1.01	%(5)
Ratio of net investment income to average net assets (2)	9.73%	9.78	%(5)	9.31	%(5)	7.65	%(5)	7.28	%(5)
Preferred shares asset coverage per share	$60,503	$63,773		$60,490		$64,390		$68,765
Portfolio turnover	15%	9%		62%		6%		3%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Income dividends, capital gains and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)

During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.004%, 0.10%, 0.17% and 0.24% for the years ended May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See accompanying Notes to Financial Statements | 5.31.11 | PIMCO Municipal Income Funds II Annual Report  45

PIMCO New York Municipal Income Fund II	Financial Highlights
For a common share outstanding throughout each year:

	Year ended May 31,
	2011	2010		2009		2008		2007
Net asset value, beginning of year	$10.90	$9.56		$13.67		$14.79		$14.66
Investment Operations:
Net investment income	0.88	0.98		1.00		1.07		1.10
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(0.85)	1.19		(4.13)		(1.11)		0.11
Total from investment operations	0.03	2.17		(3.13)		(0.04)		1.21
Dividends on Preferred Shares from Net Investment Income	(0.03)	(0.03)		(0.19)		(0.29)		(0.28)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.00	2.14		(3.32)		(0.33)		0.93
Dividends to Common Shareholders from Net Investment Income	(0.80)	(0.80)		(0.79)		(0.79)		(0.80)
Net asset value, end of year	$10.10	$10.90		$9.56		$13.67		$14.79
Market price, end of year	$10.92	$11.42		$10.26		$14.42		$15.49
Total Investment Return (1)	3.03%	19.92%		(22.95)%		(1.46)%		15.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$109,256	$117,161		$102,126		$145,100		$156,218
Ratio of expenses to average net assets including interest expense (2)(3)(4)	1.55%	1.53	%(5)	1.88	%(5)	2.07	%(5)	2.13	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.44%	1.43	%(5)	1.51	%(5)	1.25	%(5)	1.14	%(5)
Ratio of net investment income to average net assets (2)	8.46%	9.51	%(5)	9.63	%(5)	7.69	%(5)	7.33	%(5)
Preferred shares asset coverage per share	$59,574	$62,073		$57,316		$65,294		$68,386
Portfolio turnover	7%	5%		33%		9%		3%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Income dividends and capital gains, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)

During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.004%, 0.10%, 0.17% and 0.24% for the years ended May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

46  PIMCO Municipal Income Funds II Annual Report | 5.31.11 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

PIMCO Municipal Income Fund II,
PIMCO California Municipal Income Fund II and
PIMCO New York Municipal Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO California Municipal Income Fund II only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively hereafter referred to as the “Funds”) at May 31, 2011, the results of their operations and of cash flows (for PIMCO California Municipal Income Fund II only) for the year then ended, the changes in their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
July 20, 2011

5.31.11 | PIMCO Municipal Income Funds II Annual Report  47

PIMCO Municipal Income Funds II	Tax Information/Annual Shareholder Meeting Results/ Changes to Board of Trustees (unaudited)

Tax Information:

For the year ended May 31, 2011, the Funds designate the following percentages of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to code sections 103(a) and 852(b)(5)), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal II	99.11%
California Municipal II	90.95%
New York Municipal II	93.00%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended May 31, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2012, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on December 14, 2010. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority

Municipal II
Re-election of Paul Belica – Class II to serve until 2013	53,889,723	1,827,839
Election of James A. Jacobson* – Class II to serve until 2013	11,618	179
Election of Alan Rappaport – Class I to serve until 2012	54,271,846	1,445,716

California Municipal II
Re-election of Paul Belica – Class II to serve until 2013	25,677,044	1,390,672
Election of James A. Jacobson* – Class II to serve until 2013	4,129	21
Election of Alan Rappaport – Class I to serve until 2012	25,785,464	1,282,252

New York Municipal II
Re-election of Paul Belica – Class II to serve until 2013	9,287,460	378,002
Election of James A. Jacobson* – Class II to serve until 2013	1,327	47
Election of Alan Rappaport – Class I to serve until 2012	9,370,705	294,757

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Hans W. Kertess*, John C. Maney†, and William B. Ogden, IV, continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

Changes to Board of Trustees:

Effective December 15, 2010, the Funds’ Board of Trustees appointed Bradford K. Gallagher as a Class III Trustee to serve until 2011.

Effective March 7, 2011, the Funds’ Board of Trustees appointed Deborah A. Zoullas as a Class II Trustee to serve until 2011.

48  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information
In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties
We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates
We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records
We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

5.31.11 | PIMCO Municipal Income Funds II Annual Report  49

PIMCO Municipal Income Funds II	Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

50  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2002
Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex

Paul Belica

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for re-election at
2013 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

Bradford K. Gallagher

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006).

Date of Birth: 2/28/44
Trustee since: 2010
Term of office: Expected to stand for election at
2011 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex
Formerly, Chairman and Trustee of Grail Advisors
ETF Trust (2009-2010) and Trustee of Nicholas-
Applegate Institutional Funds (2007-2010).

James A. Jacobson	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for re-election at
2013 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of 16 funds in the Alpine Mutual
Funds Complex

John C. Maney†

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election at
2011 annual meeting of shareholders.
Trustee/Director of 80 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

William B. Ogden, IV	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex

5.31.11 | PIMCO Municipal Income Funds II Annual Report  51

PIMCO Municipal Income Funds II	Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport	Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).
Date of Birth: 3/13/53
Trustee since: 2010
Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

Deborah A. Zoullas

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Date of Birth: 11/13/52
Trustee since: 2011
Term of office: Expected to stand for election at
2011 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

† Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

52  PIMCO Municipal Income Funds II Annual Report | 5.31.11

PIMCO Municipal Income Funds II	Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 51 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002

Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 80 funds in the Funds Complex and The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

5.31.11 | PIMCO Municipal Income Funds II Annual Report  53

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Deborah A. Zoullas	Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC 1633 Broadway New York, NY 10019

Sub-Adviser
Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co. Lafayette Corporate Center, 5th Floor 2 Avenue De Lafayette Boston, MA 02111

Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon P.O. Box 43027 Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel
Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ611AR_053111

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODE ETH hereto.

(b)	During the period cover by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,107 in 2010 and $26,039 in 2011.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $3,019 in 2010 and $2,987 in 2011. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,000 in 2010 and $10,150 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO New York Municipal Income Fund II (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $3,618,948 and the 2011 Reporting Period was $5,077,810.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Bradfor K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport, and Deborah A. Zoullas.

ITEM 6. INVESTMENTS

(a)	The registrant’s schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PIMCO NEW YORK MUNICIPAL INCOME FUND II

(each a “TRUST”)

PROXY VOTING POLICY

1. It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2. Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3. The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4. AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5. The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by

Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6. This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.  It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.  AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.  The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.  AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.  The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.  This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant funds.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of August 1, 2011, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund II (PML), PIMCO California Municipal Income Fund II (PCK) and PIMCO New York Municipal Income Fund II (PNI) (each a “Fund” and collectively, the “Funds”):

Joe Deane
Mr. Deane has been the portfolio manager for the Funds since July 21, 2011. Mr. Deane, an Executive Vice President at Pacific Investment Management Company LLC ("PIMCO"), joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he served as Managing Director, Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005. He has 41 years of investment experience and holds a bachelor's degree from Iona College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of July 21, 2011, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	PML	18	4,471,103,336	0	0	0	0
	PCK	18	5,070,030,539	0	0	0	0
	PNI	18	5,280,807,085	0	0	0	0

PIMCO anticipates that the needs of the Funds for services may create certain issues, including the following; although the issuer described below would not necessarily be different than those raised for PIMCO’s other accounts.

A portfolio manager may be responsible for different investment mandates. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds, and the management of other accounts. In certain situations, the other accounts might have similar investment objectives or strategies as the Funds, track the same index the Funds tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. In other instances, the other accounts might have different investment objectives or strategies than the Funds. Described below are specific conflicts that may arise due to a portfolio manager’s management of multiple accounts.

Knowledge and Timing of Portfolio Trades: A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Funds. In the course of managing the Funds, a portfolio manager knows the size, timing and possible market impact of the Funds’ trades. Therefore, it is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds. The portfolio manager attempts to mitigate this conflict using some of the policies described below.

Investment Opportunities: A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Funds and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Funds and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees: A portfolio manager may advise certain accounts for which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for a portfolio manager in that such portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Funds. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of July 21, 2011, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.

The Total Compensation Plan consists of three components:

• Base Salary - Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

• Performance Bonus – Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

• Equity or Long Term Incentive Compensation – Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds)

and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of July 21, 2011.

PIMCO Municipal Income Fund II PIMCO California Municipal Income Fund II PIMCO New York Municipal Income Fund II
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joe Deane	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(3) Not applicable

(b) Exhibit 99.906 Cert. – Certification pursuant to section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO New York Municipal Income Fund II

By:	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date:	August 1, 2011

By:	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date:	August 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date:	August 1, 2011

By:	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date:	August 1, 2011